================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - November 1, 2002


                                 ---------------


                              TRIAD HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-29816                75-2816101
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


                  5800 Tennyson Parkway                    75024
                      Plano, Texas                      (Zip Code)
        (Address of principal executive offices)



                                 (214) 473-7000
              (Registrant's telephone number, including area code)


                                 ---------------


================================================================================

Item 5. Other Events.


     On November 1, 2002, Triad Innovations, Inc., a company not affiliated with Triad Hospitals, Inc., erroneously filed a current report on Form 8-K with the Securities and Exchange Commission using the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") access codes for Triad Hospitals, Inc. As a result of this error, the current report on Form 8-K filed today by Triad Innovations, Inc. erroneously appears on the Securities and Exchange Commission's EDGAR system to have been filed by Triad Hospitals, Inc. Triad Hospitals, Inc. has today sent a letter to Triad Innovations, Inc. requesting that Triad Innovations, Inc. immediately withdraw its erroneous filing and refile its report using the proper EDGAR access codes for Triad Innovations, Inc. This letter to Triad Innovations, Inc. is attached below as an exhibit to this current report on Form 8-K.


Item 7. Financial Statements and Exhibits.

     (c) Exhibit.

     99.1 Letter to Triad Innovations, Inc. dated November 1, 2002 sent by Triad Hospitals, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TRIAD HOSPITALS, INC.



                                         By: /s/ Donald P. Fay
                                             -----------------------------------
                                             Donald P. Fay
                                             Executive Vice President, Secretary
                                                and General Counsel


Date:  November 1, 2002

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Letter to Triad Innovations, Inc. dated November 1, 2002 sent by
                 Triad Hospitals, Inc.